UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 31, 2014

THE JOINT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets

On December 31, 2014, the Company completed its repurchase of six franchises in Los Angeles County, California (the “December 31 Transaction”), and in a related transaction, on January 1, 2015, the Company completed its reacquisition and termination of the regional developer rights for the Los Angeles County, California region (the “January 1 Transaction”). The repurchase of six franchises was from an entity affiliated with the Los Angeles regional developer.

The December 31, 2014 Transaction was accomplished pursuant to an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) between the Company and The Joint RRC Corp. (“Seller”), Raymond G. Espinoza, Chad Meisinger, and Rob Morris (together, the “Shareholders”). Seller was a franchisee under franchise agreements with the Company. The transaction involved the repurchase of four operating franchises and two undeveloped franchises from the Seller. The Company intends to operate the four operating franchises as Company-owned clinics and to relocate the two undeveloped franchises.

The January 1, 2015 Transaction was accomplished pursuant to a Termination Agreement (the “Termination Agreement”) between the Company, Kairos Marketing, LLC (“Kairos”), and Chad Meisinger, the sole member of Kairos. The Company, Kairos and Mr. Meisinger were parties to a regional developer agreement relating to Company franchises in the Los Angeles County region. The transaction involved the repurchase of development rights for these Company franchises. The Company does not intend to resell these rights, but rather to terminate this regional developer license as a prelude to developing Company-owned clinics in this region.

The total consideration for the December 31, 2014 Transaction and the January 1, 2015 Transaction (collectively, the “Transactions”) was $1,407,500, which was funded from the proceeds of the Company’s recent initial public offering (IPO).

The foregoing descriptions of the Transactions do not purport to be complete and are qualified in their entirety by reference to the full texts of the Purchase Agreement and the Termination Agreement, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

On January 7, 2015, the Company issued a press release announcing the Transactions. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

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(b)  Pro Forma Financial Information

The pro forma financial information required by this item, if any, with respect to the Transactions will be filed as soon as practicable and in any event within the timeframe required by Form 8-K.

(d)  Exhibits

Exhibit Number	Description

2.1	Asset and Franchise Purchase Agreement dated as of December 31, 2014 between The Joint Corp., The Joint RRC Corp., Raymond G. Espinoza, Chad Meisinger and Rob Morris
2.2	Termination Agreement dated as of December 31, 2014 by The Joint Corp., Kairos Marketing, LLC and Chad Meisinger
99.1	Press Release dated January 7, 2015

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2015.

The Joint Corp.

By	/s/John B. Richards
John B. Richards
Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Asset and Franchise Purchase Agreement dated as of December 31, 2014 between The Joint Corp., The Joint RRC Corp., Raymond G. Espinoza, Chad Meisinger and Rob Morris
2.2	Termination Agreement dated as of December 31, 2014 by The Joint Corp., Kairos Marketing, LLC and Chad Meisinger
99.1	Press Release dated January 7, 2015

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